UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549

                               FORM 8-K

           CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934

                           September 18, 2002
               -----------------------------------------------
               Date of Report (date of earliest event reported


                      TECH/OPS SEVCON, INC.
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      (Exact name of registrant as specified in its charter)


          Delaware                   1-9789          04-2985631
-------------------------------     --------       --------------
(State or other jurisdiction of    Commission      (I.R.S. Employer
 incorporation or organization)    File Number    Identification No.)


       40 North Avenue, Burlington, Massachusetts, 01803-3391
       ------------------------------------------------------
        (Address of principal executive offices and zip code)

                            (781) 229-7896
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         (Registrant's telephone number, including area code:)





ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     c.  Exhibits

Exhibit No.        Description
99               Press Release dated September 18,2002


ITEM 9.  REGULATION FD DISCLOSURE

On September 18, 2002, Tech/Ops Sevcon, Inc. announced a reduction in the rate of quarterly dividend to $.03 per share as set out in the press release attached hereto as Exhibit 99.







                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Tech/Ops Sevcon, Inc.,  Registrant
September 18, 2002
                                        /s/ Paul A McPartlin
                                        Paul A McPartlin, Vice President,
                                        Treasurer and Chief Financial Officer
                                        (Principal Financial and Accounting
                                        Officer)


EXHIBIT 99
PRESS RELEASE

TECH/OPS SEVCON ANNOUNCES QUARTERLY CASH DIVIDEND

Burlington, Mass. September 18, 2002..... Tech/Ops Sevcon, Inc. (AMEX symbol TO)
announced a quarterly cash dividend of three cents per share ($.03) for the fourth quarter of fiscal 2002. The dividend will be paid on October 17, 2002 to shareholders of record on October 3, 2002. The quarterly dividend has been reduced from the previous level of $.09 per share.

The markets for the Company's products continue to be uncertain and the Company believes it is prudent in today's business climate to conserve its cash resources.